                                                                EXHIBIT 99.3














                              BUSINESS OPPORTUNITY
                                   AGREEMENT

                               DATED MAY 24, 1996

                                      AMONG

                     ENRON CAPITAL & TRADE RESOURCES CORP.,

                            JENCO ACQUISITION, INC.,

                      JOINT ENERGY DEVELOPMENT INVESTMENTS
                               LIMITED PARTNERSHIP

                                       AND

                                 JERRY D. JORDAN
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                                TABLE OF CONTENTS

                                                                              PAGE
Section 1. Certain Definitions                                                 3

Section 2. Option Relating to Certain Business Opportunities                   5

Section 3. Option Relating to Enron Projects                                   7

Section 5. Agreement that Enron Entities do not Have to
           Offer Certain Business Opportunities to the
           Company                                                             9

Section 6. Pursuit of Business Opportunities by Enron
           Entities in Certain Events                                         11

Section 7. Consents by Shareholders of the Company                            11

Section 8. Arbitration                                                        11

Section 9. Miscellaneous                                                      12
         (a) Contracts and Agreements                                         12
         (b) Third Party Beneficiaries                                        12
         (c) Confidentiality                                                  12
         (d) Amendment; Waivers                                               12
         (e) Assignment                                                       13
         (f) Notices                                                          13
         (g) Counterparts                                                     13
         (h) Choice of Law                                                    14
         (i) Entire Agreement                                                 14
         (j) No Partnership                                                   14
         (k) Invalidity                                                       14
         (l) Contractual Obligations                                          14
         (m) Effectiveness of this Agreement                                  14

                         BUSINESS OPPORTUNITY AGREEMENT


         THIS BUSINESS OPPORTUNITY AGREEMENT (this "Agreement"), dated as of May 24, 1996, is by and among Enron Capital & Trade Resources Corp., a Delaware corporation ("ECT"), Jenco Acquisition., an Ohio corporation ("Sub"), Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), and Jerry D. Jordan (the "Management Investor").

                              W I T N E S S E T H:

         WHEREAS, Sub and JEDI are parties to an Agreement and Plan of Merger dated May 24, 1996 relating to a proposed merger (the "Merger") of Sub into Clinton Gas Systems, Inc., an Ohio corporation (the "Company") pursuant to which the Company will be the surviving corporation, the holders of all outstanding shares of Common Stock of the Company immediately prior to the Merger will receive cash for such shares, and JEDI or its designee will own a controlling interest in the Company following the Merger; and

         WHEREAS, JEDI expects to derive significant benefits from its ownership interest in the Company following the Merger; and

         WHEREAS, in contemplation of and in connection with the Merger, Sub proposes to enter into a subscription agreement and an employment agreement with the Management Investor and a Shareholders Agreement (as defined below) with JEDI and the Management Investor and other arrangements that the parties hereto believe to be beneficial to the Company, the Management Investor and JEDI following the Merger, such agreements and arrangements to be executed simultaneously with the execution of this Agreement and effective upon consummation of the Merger; and

         WHEREAS, the Management Investor expects to derive significant benefits from the Merger and from his employment relationship with, and ownership interest in, the Company following the Merger; and

         WHEREAS, ECT is a wholly-owned subsidiary of Enron Corp., a Delaware corporation ("Enron"), and Enron owns controlling interests in a number of other entities (Enron, ECT and any other Affiliate of Enron other than the Company being referred to herein individually as an "Enron Entity" and collectively as "Enron Entities"); and

         WHEREAS, in order for the Merger to occur, ECT and other Enron Entities will be required to take certain actions, including the approval of the terms of the subscription agreement, employment agreement, Shareholders Agreement and other arrangements between the Company and the Management Investor, following the Merger and the furnishing of cash necessary to permit the Merger consideration to be paid to the holders of outstanding Common Stock of the Company; and

         WHEREAS, Enron Entities own interests in a number of corporations, partnerships and other entities engaged in energy-related businesses and intend to acquire from time to time additional interests in such Persons (as hereinafter defined) or in other Persons; and

         WHEREAS, Enron Entities may owe fiduciary or contractual duties to other Enron Entities and to owners of interests in other Enron Entities or to other Persons; and

         WHEREAS, upon consummation of the Merger, Enron Entities may owe fiduciary or contractual duties to the Company, its shareholders and other Persons, and the Company may owe fiduciary or contractual duties to its shareholders and other Persons; and

         WHEREAS, in the event an Enron Entity or the Company were to breach any such duty, it could be held liable for damages in a legal action brought either directly on behalf of the Person to whom such duty is owed or derivatively on behalf of such Person by its stockholders, partners or other owners; and

         WHEREAS, duties that an Enron Entity or the Company may owe to another Person may include, under certain circumstances, the duty not to take advantage of a Business Opportunity (as hereinafter defined) without first offering to such other Person the opportunity to take advantage of such Business Opportunity; and

         WHEREAS, under the laws applicable to fiduciary duties, in the absence of this Agreement there could arise circumstances in which an Enron Entity has, or may be alleged to have, conflicting duties to offer a Business Opportunity to more than one Person; and

         WHEREAS, Enron Entities from time to time purchase properties or entities and engage in lending or other activities that may result in the acquisition of interests in properties or entities, including the acquisition of production payments, royalty interests and other interests in energy properties, and among the Enron Entities is ECT Securities Corp., which is a registered broker-dealer that arranges transactions in securities for others and may in the future engage in securities underwriting activities; and

         WHEREAS, ECT is unwilling to take the actions required of it in order for the Merger to occur without assurances from the Management Investor and JEDI that Enron Entities will be permitted to continue to conduct their business following the Merger without undue risk of liability or damage to business relationships with customers; and but for this Agreement ECT would be unwilling to take such actions because of the unacceptable risk of liability to ECT and other Enron Entities resulting from uncertainties regarding the duties owed by them; and

         WHEREAS, the parties hereto desire to provide for more certainty regarding the circumstances in which an Enron Entity has a duty to offer a Business Opportunity to the Company, to specify certain circumstances in which the Company will have an obligation to offer Business Opportunities to ECT, to provide for other agreements intended to permit Enron Entities to continue to conduct their business activities without undue risk of liability to the Company or its stockholders, including the Management Investor, following the Merger or undue risk of damage to the Enron Entities' business relationships and to enter into other agreements aimed at providing, to the extent practicable, more certainty regarding the duties of Enron Entities and the Company; and

         WHEREAS, ECT has relied on the fact that this Agreement would be executed and in the future will rely on this Agreement and the commitments herein made by the Company, the Management Investor and JEDI; and ECT and other Enron Entities that are beneficiaries of this Agreement will, in taking the steps required of them to cause or permit the Merger to occur and in continuing to conduct their business following the Merger, rely on this Agreement and the commitments herein made by the Company, the Management Investor and JEDI; and

         WHEREAS, in order to induce ECT and other Enron Entities to enter into, or to cause other Enron Entities to enter into, definitive agreements relating to the Merger (including the subscription agreement, the Shareholders Agreement and, in the case of the Management Investor, the employment agreement), to enable ECT and other Enron Entities to take the other actions required to be taken by them in order for the Merger to be consummated, to provide more certainty regarding the duties of the parties to this Agreement to each other following the Merger, to permit the Enron Entities to comply with their fiduciary and contractual duties and to avoid undue risk of litigation, the parties hereto desire to enter into this Agreement; and each party agrees that this Agreement is a material inducement to the other parties hereto to enter into the agreements relating to the Merger and to consummate the Merger;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1. CERTAIN DEFINITIONS. When used herein the following terms shall have the meanings indicated:


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         "AFFILIATE" of a Person means any Person controlling, controlled by, or under common control with such Person, with "control" and its correlative terms meaning the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. For the purposes of this Agreement, control shall include the possession, directly or indirectly, through one or more intermediaries, of (A) in the case of a corporation, 50% or more of the outstanding voting securities thereof; (B) in the case of a limited liability company, partnership, limited partnership or venture, the right to 50% or more of the distributions therefrom (including liquidating distributions); and (C) in the case of any other Person, 50% or more of the economic or beneficial interest therein. For the purposes of this Agreement, control shall also include serving as manager or general partner of a Person or performing similar functions for a Person.

         "BUSINESS OPPORTUNITY" means any opportunity for a Person (a) to enter into any transaction pursuant to which such Person would acquire (whether by purchase, lease, or other transaction), own, invest in, finance, lend funds to, contribute capital to, manage, operate or otherwise participate in any Person, assets or transaction or (b) to act as a broker, finder, financial adviser or investment banker with respect to any such transaction by any other Person. In no event, however, will the opportunity to market oil or gas produced by the Company or other Persons from properties in which the Company has an interest constitute a Business Opportunity, and such term shall exclude the acquisition of equipment and supplies in the ordinary course of the Company's oil and gas exploration, development and production business.

         "BUSINESS OPPORTUNITY OPTION" shall have the meaning ascribed thereto in Section 2(a) hereof.

         "CLAIMS" shall have the meaning ascribed thereto in
Section 8(a) hereof.

         "COMPANY" means the Company and all Affiliates of the Company in which the Company owns an interest, directly or indirectly, unless the context otherwise requires.

         "E&P BUSINESS" shall have the meaning ascribed thereto in Section 5(a) hereof.

         "ENRON" shall mean Enron Corp., a Delaware corporation.

         "ENRON PARTLY-OWNED AFFILIATE" shall have the meaning ascribed thereto in Section 5(a)(iii) hereof.

         "ENRON PROJECT" shall have the meaning ascribed thereto in Section 3(a) hereof.

         "ENRON PROJECT OPTION" shall have the meaning ascribed thereto in
Section 3(a) hereof.

         "EOG" shall have the meaning ascribed thereto in
Section 5(a) hereof.


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         "INVOLUNTARY TERMINATION" shall have the meaning ascribed thereto in
Section 7(a) hereof.

         "NOTICE" shall have the meaning ascribed thereto in
Section 9(f) hereof.

         "OFFEREE PARTY" shall have the meaning ascribed thereto in Section 2(a) hereof.

         "ORDINARY COURSE AGREEMENTS" shall have the meaning ascribed thereto in
Section 2(g) hereof.

         "PARTLY-OWNED AFFILIATE OF ENRON" means any Affiliate of Enron of which Enron, directly and indirectly through one or more Persons, owns less than 100% of the equity interest.

         "PERSON" means any natural person, corporation, limited partnership, limited liability company, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity.

         "SHAREHOLDERS AGREEMENT" means the Shareholders Agreement of even date herewith among Sub, JEDI and the Management Investor.

         "SIGNIFICANT STEPS" shall have the meaning ascribed thereto in Section 3(c) hereof.

         SECTION 2. OPTION RELATING TO CERTAIN BUSINESS OPPORTUNITIES. (a) Sub hereby grants to ECT an option (the "Business Opportunity Option") on those Business Opportunities that the Company desires to pursue, except that no Business Opportunity is subject to such option unless (a) it is a Business Opportunity that an Enron Entity (in ECT's reasonable judgment made in good faith) has or may have a duty to refrain from pursuing because it constitutes or may constitute a Business Opportunity of a party other than the Company to whom an Enron Entity owes or may owe a fiduciary or contractual duty and (b) such other party is not wholly-owned (directly or indirectly) by Enron.

         (b) ECT may exercise its Business Opportunity Option only if ECT reasonably concludes that pursuit of the opportunity by the Company without first offering it to the party to whom the fiduciary or contractual duty is or may be owed will subject an Enron Entity to a material risk of liability. For such purposes, a material risk of liability means a risk that is of a magnitude that a reasonably prudent Person would consider it important in deciding whether or not to proceed with a transaction. ECT's conclusion that it is entitled to exercise its Business Opportunity Option shall conclusively be deemed to be reasonable if it receives an opinion of outside counsel that pursuit of the opportunity by the Company without first offering it to another party to whom a fiduciary or contractual duty is or may be owed will subject an Enron Entity to a material risk of liability.

         (c) In order to exercise the Business Opportunity Option, ECT must offer the Business Opportunity to the party to whom the fiduciary or contractual duty is or may be owed (the "Offeree Party") in accordance with the procedures specified in
Section 2(d). If ECT exercises the option and the Offeree Party declines to pursue the Business Opportunity, the Company may pursue it unless otherwise provided in this Agreement or unless the Company is prohibited from doing so under its charter, under a contract binding upon it or under applicable law. ECT agrees that, if the Company is so entitled to pursue such Business Opportunity and takes steps to do so, except as permitted by Section 6 neither Enron nor any wholly-owned Affiliate of Enron will pursue it for its own account. If ECT exercises the Business Opportunity Option and the Offeree Party elects to pursue the Business Opportunity, then it may do so to the exclusion of the Company, in which case the Company will refrain from pursuing such Business Opportunity. ECT agrees to request that the Offeree Party notify the Company in the event the Offeree Party ceases its efforts to pursue the Business Opportunity. Upon exercise of the Business Opportunity Option, an Offeree Party that elects to pursue a Business Opportunity is not required to do so on terms that are identical to those on which the Company proposed to pursue it.

         (d) The Company will notify ECT of each Business Opportunity that the Management Investor desires that the Company pursue and that he reasonably believes the Company has the financial and organizational resources to pursue, and in connection with such notice the Company will furnish to ECT all information regarding the Business Opportunity that is material to ECT's decision regarding whether or not to exercise the Business Opportunity Option. Within five business days of receipt of such notice and information (or such later date as is reasonable if ECT has more than one such Business Opportunity under consideration at the time or if ECT requests additional information in order for it to make its decision), ECT will notify the Company whether ECT has reached the conclusions required in order for the Business Opportunity to be subject to the Business Opportunity Option and, if so, whether ECT desires to exercise the Business Opportunity Option. If ECT notifies the Company that it desires to exercise the Business Opportunity Option, the Company will as promptly as practicable furnish to ECT any additional information in the Company's possession that it believes is material to the Offeree Party's decision whether to pursue the Business Opportunity that is subject to the Business Opportunity Option. ECT will furnish such information to the Offeree Party as soon as practicable. If the Offeree Party requests additional information, the Company will furnish such information if it has it in its possession or can obtain it without unreasonable effort or expense. ECT will use reasonable efforts to cause the Offeree Party to make its decision whether to pursue the Business Opportunity as soon as practicable and will notify the Company of the Offeree Party's decision promptly upon being informed of such decision.

         (e) The Company will use reasonable efforts to furnish the notice and information required under Section 2(d) in a timely manner in order to permit ECT and any Offeree Party to make decisions thereunder so that the Business Opportunity can be pursued by the Company or the Offeree Party. The parties acknowledge that on rare occasions Business Opportunities arise that involve limited response time, such as a solicitation of offers that must be submitted by a specified date that occurs soon after the solicitation is made. The parties agree that if there is insufficient time for the Company to perform its obligations under Section 2(d) or if an Offeree Party does not respond in time, the Company may make an investment in or otherwise enter into a binding contractual commitment with respect to a Business Opportunity, and in such case all or any portion of the steps required under Section 2(d) may be taken thereafter. In such event, if an Offeree Party decides to pursue the Business Opportunity, the Company will assign its interest to the Offeree Party, which shall succeed to the Company's contractual commitment. In such case the Offeree Party will reimburse the Company for its costs and expenses in making its investment or entering into its contractual commitment.

         (f) In the event ECT exercises the Business Opportunity Option, upon request of the Management Investor ECT will use reasonable efforts to obtain an agreement from the Offeree Party that in the event the Offeree Party chooses not to pursue the Business Opportunity it will not use or disclose any confidential information disclosed to it pursuant to Section 2(d) and that in the event the Offeree Party chooses to pursue the Business Opportunity it will not disclose any confidential information disclosed to it pursuant to Section 2(d) if by doing so it would cause the Company to violate any confidentiality agreement to which it is a party. If the Offeree Party is unwilling to enter into such an agreement, the Company will not be required to disclose any confidential information to the Offeree Party if the disclosure thereof by the Offeree Party would violate any confidentiality agreement to which the Company is a party.
         (g) Notwithstanding the provisions of Section 2(d), the Management Investor is not required to notify ECT of, and the Business Opportunity Option does not apply to, any Business Opportunity that has either of the following characteristics:

                  (i) such Business Opportunity consists of the exercise by the Company of rights under, or the performance by the Company of obligations under, joint operating agreements, preferential purchase right agreements, exploration or development joint venture agreements or participation agreements, pooling and unitization agreements or arrangements and other agreements existing on the date of this Agreement, relating to existing properties of the Company and entered into in the ordinary course of the Company's oil and gas exploration, development and production business (collectively, "Ordinary Course Agreements"); or

                  (ii) such Business Opportunity consists of the exercise by the Company of rights under, or the performance by the Company of obligations with respect to Ordinary Course Agreements entered into after the date of this Agreement or relating to properties of the Company acquired after the date of this Agreement; provided that the Ordinary Course Agreement in question was not entered into in violation of Section 9(a) and the Representatives reasonably believe that no Enron Entity has a material risk of liability in the event such Business Opportunity is pursued by the Company without first offering it to another Enron Entity.


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
         SECTION 3. OPTION RELATING TO ENRON PROJECTS. (a) Sub hereby grants to ECT an option (the "Enron Project Option") on those Business Opportunities that the Company desires to pursue, but with respect to which, at the time the Company first notifies ECT that the Company desires to pursue such Business Opportunity, an Enron Entity has already taken and plans to continue to take Significant Steps to pursue a Business Opportunity involving the same entity or the same or substantially the same properties (an "Enron Project"); provided, however, that the Enron Project Option is exercisable only if the pursuit of such Business Opportunity by the Company would (in ECT's reasonable judgment made in good faith) conflict with or make significantly more difficult the efforts by an Enron Entity to pursue such Enron Project.

         (b) If ECT is entitled to exercise the Enron Project Option and does so, then an Enron Entity may pursue the Business Opportunity to the exclusion of the Company or may otherwise pursue the Enron Project, in which case the Company will refrain from pursuing such Business Opportunity, unless and until ECT informs the Company that the Enron Entity has ceased its efforts to pursue such Business Opportunity. Upon exercise of the Enron Project Option, an Enron Entity that elects to pursue an Enron Project is not required to do so on terms that are identical to the terms of the Business Opportunity that the Company proposed to pursue.

         (c) "Significant Steps" means the commitment of significant human or financial resources in pursuit of a Business Opportunity including, but not limited to, the commitment of significant engineering, financial, legal, accounting or other resources (including in-house resources) to the process of evaluating the property or entity that is the subject of the Business Opportunity, the signing of a letter of intent or memorandum of understanding, or the exchange of proposals or negotiations with management of an entity that is the subject of the Business Opportunity or that owns the property that is the subject of the Business Opportunity. An Enron Entity shall not be deemed to have taken Significant Steps if its commitment has been limited to the review and preliminary evaluation of periodic reports filed with the Securities and Exchange Commission or other publicly available information and/or a review and preliminary evaluation of an offering circular, private placement memorandum or similar offering materials prepared for use by multiple parties that may consider such Business Opportunity.

         (d) The parties hereby stipulate that ECT has taken Significant Steps with respect to Enron Projects involving entities listed in the document entitled "Enron Projects List" dated the date hereof and delivered by ECT to the Management Investor. The Persons to whom such list has been disclosed agree to keep the Enron Projects List confidential.

         SECTION 4. ECT CONSENT REQUIRED IN CERTAIN EVENTS. Sub agrees that the Company will not pursue a Business Opportunity without the prior consent of ECT if:

         (a) An Enron Entity (other than Enron Oil & Gas Company) has a lending relationship or a significant ownership or similar relationship with any property or entity

(including Affiliates of such entity) that is the subject of the Business Opportunity or an investment banking relationship with any such entity; or

         (b) An entity (including Affiliates of such entity) that is the subject of the Business Opportunity or whose properties are so subject is listed in the document entitled "ECT Business Opportunity Restricted List" dated the date hereof and delivered by ECT to the Company and the Management Investor; or

         (c) An entity (including Affiliates of such entity) that is the subject of the Business Opportunity or whose properties are so subject is a party to a contract with an Enron Entity that is material to Enron and its subsidiaries considered as a whole.

Relationships of the type referred to in Section 4(a) include the ownership of a production payment burdening such property or any property owned by such entity, a royalty or overriding royalty interest burdening such property or any property owned by such entity, a loan secured by such property to such entity or guaranteed by such entity, a joint ownership interest in such property or an equity interest in such entity (other than a less than 5% interest in a class of publicly traded securities). No lending relationship of the type referred to in
Section 4(a) will be deemed to exist unless there is an outstanding unpaid balance on a loan or an outstanding loan commitment. An investment banking relationship of the type referred to in Section 4(a) will include an arrangement pursuant to which ECT Securities Corp. is performing underwriting or brokerage services for such entity. ECT may from time to time amend the ECT Business Opportunity Restricted List, provided that no entity may be added to the list unless an Enron Entity has a relationship with it of the type described in
Section 4(a).

         SECTION 5. AGREEMENT THAT ENRON ENTITIES DO NOT HAVE TO OFFER CERTAIN BUSINESS OPPORTUNITIES TO THE COMPANY. (a) Sub, the Management Investor and JEDI agree that any Business Opportunity developed by an Enron Entity is not required to be offered to the Company and may be pursued by such Enron Entity or another Enron Entity (and hereby waive the right to claim that any such Business Opportunity should be offered to the Company) if such Business Opportunity has any one or more of the following characteristics:

                  (i) less than 35% of the aggregate estimated investment in the Business Opportunity is attributable, directly or indirectly, to mineral interests in oil and gas properties located within five miles of any oil or gas field that includes properties that are owned by the Company and that account for more than 5% of the book value of total assets of the Company and its subsidiaries on a consolidated basis; and

                  (ii) the Business Opportunity consists of the acquisition of publicly traded securities constituting less than 10% of a class of outstanding securities, provided that the acquisition thereof is effected for the purpose of investment or for trading purposes and not for the purpose of obtaining control of the issuer or of any of its assets; and

                  (iii) the Business Opportunity is developed by Enron Oil & Gas Company ("EOG"), Coda Energy, Inc. ("Coda"), Hardy Oil & Gas USA, Inc. ("Hardy") and other Enron Entities which are not wholly-owned by JEDI or Enron ("Enron Partly-Owned Affiliates"); and

                  (iv) the Business Opportunity is developed by an Enron Entity other than EOG, Coda, Hardy or any Enron Partly-Owned Affiliate, unless more than 50% by value of the assets that are the subject of, or owned by the entity that is the subject of, the Business Opportunity are devoted to the businesses of exploring for oil and gas, developing oil and gas reserves upon discovery thereof, operating oil and gas properties, producing oil and gas from such properties and realizing value from the sale of production from such properties (the "E&P Business").

         (b) for purposes of the foregoing, the E&P Business does not include the following businesses, and assets employed in the following activities shall not be considered to be part of the E&P Business for purposes of determining whether the 50% test in Section 5(a)(iv) is met:

                  (i) acquisition or development of coal bed methane projects;

                  (ii) acquiring or developing mineral prospects other than those involving the production of hydrocarbons or involving the production of sulphur or other minerals produced in association with hydrocarbons;

                  (iii) acquisition or development of geothermal projects or prospects;

                  (iv) acquisition or development of integrated projects in which a significant portion of the projects' capital expenditures must be spent on infrastructure, such as transportation facilities, or in which the economic success of the exploration, development and production activities depends on the development of a large cogeneration facility, liquefied natural gas facility, processing facility, manufacturing plant or other facility requiring significant capital investment by the party conducting the business (as opposed to third parties);

                  (v) manufacturing or drilling and production services for third parties, including, without limitation, manufacturing of oilfield equipment, production of drilling fluids, contract landman services, contract drilling services, oilfield rental tool services, fishing services, mud services, well evaluation services, workover services, contract operator services, supply or crew transportation services or any other services of the type typically contracted for by oil and gas exploration, development and production companies;

                  (vi) oil or gas transportation or storage business, including the ownership or operation of gathering systems, transmission pipelines, compressor stations, barges, storage facilities or related facilities (but excluding the acquisition and ownership of equipment and supplies of the type normally acquired by exploration, development and production companies in connection with their activities on oil and gas leases);

                  (vii) gas processing, fractionation of natural gas liquids, chemical manufacturing or similar businesses (but excluding field separation operations);

                  (viii) the business of trading in energy price swaps, options, futures contracts or other derivative products (except to hedge its own price risk), the business of making unsecured loans or loans secured by oil and gas or other properties, the business of acquiring production payments or conducting other activities that may enable oil and gas companies or other companies to obtain funds for financing their businesses, or the business of conducting other activities designed to assist oil and gas companies in making acquisitions; or

                  (ix) the business of marketing oil and gas produced by third parties or otherwise purchasing and reselling or exchanging oil and gas for a profit.

Nothing in this Section 5 shall be deemed to constitute an agreement by Sub that the Company will not acquire any business that conducts non-E&P Business activities.

         (c) It is likely that there will be Business Opportunities not described in this Section 5 that are not Company Business Opportunities. Nothing in this Section 5 shall be interpreted to constitute an agreement that a Business Opportunity not subject to the agreement and waiver in this Section 5 is a Company Business Opportunity.

         SECTION 6. PURSUIT OF BUSINESS OPPORTUNITIES BY ENRON ENTITIES IN CERTAIN EVENTS. Sub agrees that Enron Entities may continue to conduct their business in the ordinary course, even if doing so may have a competitive impact on the Company. In that connection, Sub recognizes that ECT and other Enron Entities will continue to engage in oil and gas marketing activities, that ECT may continue to engage in financing of other entities or in furnishing services in connection therewith (including financing of or services in connection with Business Opportunities pursued by others in competition with the Company) and that ECT may acquire other Persons engaged in oil and gas exploration and production. Sub, JEDI and the Management Investor hereby consent to such activities, even if they have competitive impact on the Company.

         SECTION 7. CONSENTS BY SHAREHOLDERS OF THE COMPANY. (a) At any time, ECT or the Company may request that the Management Investor furnish to ECT or the Company a consent in writing to any action or inaction by any Enron Entity or the Company that ECT believes such Enron Entity or the Company is entitled under this Agreement to take or refrain from taking. In the event the Management Investor fails or refuses to furnish such consent, ECT or the Company, as the case may be, shall have the right to submit the matter to arbitration. If the Management Investor furnishes such consent, such consent will also contain an agreement by the Management Investor that, in the absence of a material misstatement or omission by ECT or the Company in connection with its request for such consent, he will not thereafter claim that the action or inaction covered by such consent is a breach of this Agreement or any fiduciary or other duty owed by ECT or any other Enron Entity to the Company or to the Managment Investor or by the Company or its Board of Directors to the Management Investor. Nothing herein shall be deemed to require ECT or the Company to submit any matter to arbitration.

         SECTION 8. ARBITRATION. Any and all claims, demands, causes of action, disputes, controversies and other matters in question arising out of or relating to this Agreement, the alleged breach thereof, or in any way relating to the subject matter of this Agreement ("Claims"), even though some or all of such Claims allegedly are extra-contractual in nature, whether such Claims sound in contract, tort or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved and decided exclusively by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Commercial Arbitration Rules then in effect with the American Arbitration Association. The arbitration proceeding shall be conducted in Houston, Texas. The arbitration shall be before a panel of three arbitrators. Each party to such dispute shall select one arbitrator, and the two arbitrators selected by the parties shall select the third arbitrator. The arbitrators are authorized to issue subpoenas for depositions and other discovery mechanisms, as well as trial subpoenas, in accordance with the Federal Rules of Civil Procedure. Either party may initiate a proceeding in the appropriate United States District Court to enforce this provision. This agreement to arbitrate shall be enforceable in either federal or state court. Judgment upon any award rendered in any such arbitration proceeding may be entered by any federal or state court having jurisdiction. The enforcement of this agreement to arbitrate and all procedural aspects of this agreement to arbitrate, including the construction and interpretation of this agreement to arbitrate, the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitrability, and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act. The arbitrators shall have no authority to award punitive (including, without limitation, any exemplary damages, treble damages or any other penalty or punitive type of damages), consequential, incidental or indirect damages (in tort, contract or otherwise) under any circumstances, regardless of whether such damages may be available under applicable law or otherwise, the parties hereto hereby waiving their right, if any, to recover such damages in connection with any Claims. The arbitrators shall be entitled to award costs of the arbitration and attorney's fees as they deem appropriate. Prior to any Person instituting a Claim under this Agreement, such Person shall provide to the other party hereto a written notice specifying the nature and basis of the Claim. The Persons who are the subject of any Claim shall be given thirty (30) days to cure any breach before any Claim is filed. It is further agreed that prior to such Claims being submitted to the arbitrators on such Claims, the parties to the Claims shall attempt to resolve such Claims through non-binding mediation of such Claims.

         SECTION 9. MISCELLANEOUS.

         (a) Contracts and Agreements. Each of Sub and ECT agrees not to, and Sub agrees that following the Merger the Company will not, enter into any contracts or agreements that will prevent it from performing its duties and obligations hereunder or prevent the other parties to this Agreement from realizing the benefits hereof. Notwithstanding the foregoing provisions of this
Section 9(a), in the event that (x) the

Company or ECT, as the case may be, has made reasonable efforts to persuade a third party that proposes to make a Business Opportunity available to agree to contract terms that will permit the Company or ECT to perform in full its obligations hereunder, (y) such third party is unwilling to agree to contract terms that will permit the Company or ECT to perform in full its obligations hereunder, and (z) such third party will not make such Business Opportunity available unless ECT, another Enron Entity or the Company, as the case may be, enters into a contract with terms that will not or may not permit the Company or ECT, as the case may be, to perform in full its obligations hereunder, then ECT, such other Enron Entity or the Company, as the case may be, may enter into such contract (and the entering into such contract shall not be a breach hereof). In such case, the obligations of the parties to this Agreement shall be subject to the terms of such contract.

         (b) Third Party Beneficiaries This Agreement is also intended for the benefit of each member of the Board of Directors of the Company and each Enron Entity, each of which will be considered a third party beneficiary of this Agreement.

         (c) Confidentiality. The provisions of this Agreement and all information regarding Business Opportunities, Enron Projects and entities listed on the ECT Business Opportunity Restricted List, and all other information exchanged by the parties pursuant to this Agreement, shall not be disclosed by any party to this Agreement unless otherwise publicly disclosed and except as otherwise required by law. The Management Investor will keep confidential any information supplied to them by ECT under this Agreement and will not disclose it to other Persons except that they may disclose it to any employee of the Company if in their reasonable judgment such employee has the need to know such information in order to discharge his or her duties as an employee. Except as provided in the preceding sentence, the Management Investor will keep confidential the Enron Projects List and the ECT Business Opportunity Restricted List, and in that connection he will not, without the prior written consent of ECT, disclose the contents of either list to any other Person.

         (d) Amendment; Waivers. This Agreement may only be altered, supplemented, amended or waived by the written consent of each party hereto.

         (e) Assignment. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their permitted successors and assigns; provided, however, that no party hereto shall have the right to assign this Agreement without the consent of the other parties hereto. JEDI and the Management Investor agree that they will not assign their shares of capital stock of the Company or any portion thereof to any Person unless the assignor obtains from such Person an agreement to be bound by this Agreement. Sub agrees that the Company will not issue any additional shares of capital stock of the Company to any Person unless it obtains from such Person an agreement to be bound by this Agreement and an agreement that such Person will not assign its shares of capital stock of the Company or any portion thereof to any other Person unless it obtains from such Person an agreement to be bound by this Agreement.

         (f) Notices. Any and all notices, designations, consents, offers, acceptances, or other communications provided for herein (each a "Notice") shall be given in writing by personal delivery, overnight courier, telegram, or telecopy which shall be addressed, or sent, to the respective addresses or telecopy numbers as follows (or such other address or telecopy number as any party hereto may specify for itself by Notice given in accordance with this
Section 9(f)):

ECT:                                Enron Capital & Trade Resources Corp.
                                    1400 Smith
                                    Houston, Texas 77002
                                    Attention: W. Craig Childers
                                               W. Lance Schuler
                                    Telecopy No. 713-646-3393
                                    Telephone No. 713-853-5419

Sub:                                Clinton Gas Systems, Inc.
                                    4770 Indianola Avenue
                                    Columbus, Ohio 43214
                                    Attention: Chief Executive Officer
                                    Telecopy No. 614-888-6287
                                    Telephone No. 614-888-9588

JEDI:                               c/o Enron Corp.
                                    1400 Smith Street
                                    Houston, Texas 77002
                                    Attention: Brenda McGee, Specialist
                                    Telecopy No. 713-646-3602
                                    Telephone No. 713-853-5259

Management Investor:                Mr. Jerry D. Jordan
                                    Clinton Gas Systems, Inc.
                                    4770 Indianola Avenue
                                    Columbus, Ohio 43214

All Notices shall be deemed effective, delivered and received (a) if given by personal delivery, when such Notice is personally delivered at the address specified above; (b) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (c) if given by overnight courier, on the business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or (d) if given by telegram, when such Notice is delivered at the address specified above.

         (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which counterparts shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto.

         (h) Choice of Law. This Agreement shall be governed by the internal laws of the State of Texas without regard to the principles of conflicts of laws thereof.

         (i) Entire Agreement. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

         (j) No Partnership. No term or provision of this Agreement shall be construed to establish any relationship of partnership, agency or joint venture among the parties hereto.

         (k) Invalidity. In the event that any one or more of the provisions contained in this Agreement is, for any reason, held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement.

         (l) Contractual Obligations. Nothing herein shall require any Enron Entity or the Company to fail to perform any contractual obligation to which it is subject, including any obligation under any standstill agreement or confidentiality agreement with any entity that may be the subject of a Business Opportunity.

         (m) Effectiveness of this Agreement. This Agreement is effective upon consummation of the Merger, except that the obligations in Sections 9(a) and 9(c) shall be effective immediately. This Agreement will terminate upon the termination of the Shareholders Agreement. Sub agrees that the Company will not effect a public offering of its common stock or engage in any other transaction that will result in public ownership of its common stock unless subsequent to the offering Enron Entities will own less than 50% of the outstanding common stock of the Company or unless the parties reach agreement on the terms and conditions of a business opportunity agreement that is appropriate for a company with publicly traded common stock, that is satisfactory to the underwriters, if any, and that permits ECT and other Enron Entities to continue to operate their businesses without undue risk of liability.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



                                    ENRON CAPITAL & TRADE
                                    RESOURCES CORP.



                                    By:
                                       -----------------------------------------
                                       W. Craig Childers
                                       Title:   Vice President


                                    JENCO ACQUISITION, INC.

                                      By:
                                               W. Craig Childers
                                      Title:   Vice President

                                      JOINT ENERGY DEVELOPMENT
                                      INVESTMENTS LIMITED
PARTNERSHIP

                                      By: ENRON CAPITAL MANAGEMENT
                                      LIMITED PARTNERSHIP, as General
                                      Partner

                                      By: ENRON CAPITAL CORP., as General
                                      Partner

                                      By:
                                               W. Craig Childers
                                               Agent and Attorney-in-Fact

                                      MANAGEMENT INVESTOR:



                                      Jerry D. Jordan